UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2025

SONNET BIOTHERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35570	20-2932652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Overlook Center, Suite 102 Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 375-2227

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	SONN	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD.

On March 19, 2025, Sonnet BioTherapeutics Holdings, Inc. (the “Company”) issued a press release announcing that the United States Patent and Trademark Office (“USPTO”) has issued a Notice of Allowance to the Company for a second patent in the IL-18 variant protein field which discloses the amino acid sequence of its variant human IL-18BPR protein.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission (the “SEC”), and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01. Other Events.

On March 19, 2025, the Company, a clinical-stage company developing targeted immunotherapeutic drugs announced that the USPTO has issued a Notice of Allowance to the Company for a second patent in the IL-18 variant protein field which discloses the amino acid sequence of its variant human IL-18BPR protein. The allowed patent claims cover variant human IL-18 (hIL-18) proteins, including but not limited to hIL-18 proteins having amino acid substitutions at the following positions: Y1W, Y1K, M51Y, M51S, M60W, S105E, and D110Y, relative to human wildtype IL-18.

The Company previously reported the generation of two novel drug candidates, SON-1411 (IL18BPR-FHAB-IL12) and SON-1400 (IL18BPR-FHAB), each containing a variant version of recombinant human interleukin-18 (IL-18BPR). SON-1411 is a proprietary bifunctional fusion protein consisting of IL-18BPR combined with single-chain wild-type IL-12, linked to the Company’s Fully Human Albumin Binding (FHAB®) platform while SON-1400 is a monofunctional fusion protein comprising the same IL-18BPR domain linked to the FHAB. FHAB extends the half-life and biological activity of linked molecules by binding native albumin in the serum and targets the tumor microenvironment (TME) through high affinity binding to glycoprotein 60 (gp60) and the Secreted Protein Acidic and Rich in Cysteine (SPARC).

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and Private Securities Litigation Reform Act, as amended, including those relating to the impact of the second patent in the IL-18 variant protein field, outcome of the Company’s clinical trials, the Company’s cash runway, the Company’s product development, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or the Company’s financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this Current Report. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

99.1	Press Release, dated March 19, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonnet BioTherapeutics Holdings, Inc.

Date: March 19, 2025	By:	/s/ Pankaj Mohan, Ph.D.
	Name:	Pankaj Mohan, Ph.D.
	Title:	Chief Executive Officer